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
                         KEY AUTO FINANCE TRUST 1997-1
            MONTHLY STATEMENT TO NOTEHOLDERS AND CERTIFICATEHOLDERS
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period:  December 1 to December 31, 1997
Distribution Date:  January 15, 1998


Statement for Class A and Class B Noteholders and Certificateholders                                Per $1,000 of Original
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                             Class A/Class B
                                                                                                       Certificate Amount
                                                                                                 -----------------------------


(i)  Principal Distribution
          Class A-1 Note  Amount                                                       13,146,216.83                86.2928654
          Class A-2 Note  Amount                                                                0.00                 0.0000000
          Class A-3 Note  Amount                                                                0.00                 0.0000000
          Class B  Note  Amount                                                                 0.00                 0.0000000
          Certificates  Amount                                                                  0.00                 0.0000000


(ii)  Interest Distribution
          Class A-1 Note  Amount                                                          742,677.93                 4.8750000
          Class A-2 Note  Amount                                                          332,750.00                 5.0416667
          Class A-3 Note  Amount                                                          236,472.63                 5.1250000
          Class B  Note  Amount                                                           140,304.00                 5.3333333
          Certificates  Amount                                                            112,535.50                 6.4166667


(iii)    Total Pool Balance of Notes and Certificates (end of Collection Period)      295,183,974.97


(iv)   Class A-1 Notes Balance (end of Collection Period)                             139,197,974.97
        Class A-1 Pool Factor (end of Collection Period)                                                             0.4639932
        Class A-2 Notes Balance (end of Collection Period)                             66,000,000.00
        Class A-2 Pool Factor (end of Collection Period)                                                             1.0000000
        Class A-3 Notes Balance (end of Collection Period)                             46,141,000.00
        Class A-3 Pool Factor (end of Collection Period)                                                             1.0000000
        Class B Notes Balance (end of Collection Period)                               26,307,000.00
        Class B Pool Factor (end of Collection Period)                                                               1.0000000
        Certificates Balance (end of Collection Period)                                17,538,000.00
        Certificates Pool Factor (end of Collection Period)                                                          1.0000000


(v)  Basic Servicing Fee                                                                  252,513.94                 0.8189725


(vi)   Aggregate Net Losses                                                             1,112,181.85

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

                         KEY AUTO FINANCE TRUST 1997-1
            MONTHLY STATEMENT TO NOTEHOLDERS AND CERTIFICATEHOLDERS
                          Servicer: Key Bank USA, N.A.
                    Indenture Trustee: Bankers Trust Company
                  Owner Trustee: Chase Manhattan Bank Delaware


Collection Period:  December 1 to December 31, 1997
Distribution Date:  January 15, 1998


Statement for Class A and Class B Noteholders and Certificateholders                            Per $1,000 of Original
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                         Class A/Class B
                                                                                                   Certificate Amount
                                                                                             -----------------------------


(vii)  Reserve Account Balance after Giving Effect to Payments                                    8,856,197.92
       Made on Distribution Date
       Specified Reserve Account Balance after Giving Effect to Payments                          8,856,197.92
       Made on Distribution Date
       Draws on Reserve Account                                                                           0.00
       Deposits to Reserve Account                                                                        0.00


(viii) Class A-1 Notes Interest Carryover Shortfall                                                       0.00         0.0000000
       Class A-2 Notes Interest Carryover Shortfall                                                       0.00         0.0000000
       Class A-3 Notes Interest Carryover Shortfall                                                       0.00         0.0000000
       Class B Notes Interest Carryover Shortfall                                                         0.00         0.0000000
       Certificates Interest Carryover Shortfall                                                          0.00         0.0000000
       Class A-1 Notes Principal Carryover Shortfall                                                      0.00         0.0000000
       Class A-2 Notes Principal Carryover Shortfall                                                      0.00         0.0000000
       Class A-3 Notes Principal Carryover Shortfall                                                      0.00         0.0000000
       Class B Notes Principal Carryover Shortfall                                                        0.00         0.0000000
       Certificates Principal Carryover Shortfall                                                         0.00         0.0000000


(ix)   Additional Principal Distributable Amount                                                          0.00


(x)    Aggregate Purchase Amount of Receivables Repurchased by the                                        0.00
       Seller or purchased by Servicer


(xi)   Delinquent Contracts
                                                                                        Number                       Balance
                                                                                    --------------------------------------------
           30-59 Days                                                                    679                        7,537,053.57
           60-89 Days                                                                    157                        1,669,726.12
           90 Days or More                                                               266                        2,074,665.90

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